Note 6. Business Acquisitions: Pro Forma Information Assuming Acquisitions Effective 1/1/2015 (Detail) - USD ($)	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015
Basic and Diluted Weighted Average Shares Outstanding	6,043,571	1,481,310
Pro Forma
Revenue	$ 6,880,070	$ 6,947,351
Net (Loss) Income	$ (2,727,032)	$ (978,770)
Basic and Diluted (Loss) Earnings per Share	$ (0.45)	$ (0.66)
Basic and Diluted Weighted Average Shares Outstanding	6,043,571	1,481,310